Exhibit 10.60

Service Agreement No. 450291-MFNSNG
FIRM TRANSPORTATION SERVICE AGREEMENT
UNDER RATE SCHEDULE FT-NN
THIS AGREEMENT, made and entered into as of this 1st day of April, 2016, by and between Southern Natural Gas Company, L.L.C., a Delaware limited liability company, hereinafter referred to as "Company", and SPIRE ALABAMA INC., a CORPORATION, hereinafter referred to:
a. as "Shipper";
WITNESSETH:
WHEREAS, Company is an interstate pipeline, as defined in Section 2(15) of the Natural Gas Policy Act of 1978 (NGPA); and
WHEREAS, Shipper has requested firm transportation pursuant to Rate Schedule FT-NN, of various supplies of gas for redelivery for Shipper's account and has submitted to Company a request for such transportation service in compliance with Section 2 of the General Terms and Conditions applicable to such Rate Schedules; and/or
WHEREAS, Shipper may acquire, from time to time, released firm transportation capacity under Section 22 of the General Terms and Conditions or continued transportation service; and
WHEREAS, Company has agreed to provide Shipper with transportation service of such gas supplies or through such acquired capacity release in accordance with the terms and conditions of this Agreement.
NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I
TRANSPORTATION QUANTITY
1.1    Subject to the terms and provisions of this Agreement, Rate Schedule FT-NN and the General Terms and Conditions thereto, Shipper agrees to deliver or cause to be delivered to Company at the Receipt Point(s) described in Exhibit A and Exhibit A-1 to this Agreement, and Company agrees to accept at such point(s) for transportation under this Agreement, an aggregate quantity of natural gas per day up to the total Transportation Demand set forth on Exhibit B hereto.
Company's obligation to accept gas on a firm basis at any Receipt Point is limited to the Receipt Points set out on Exhibit A and to the Maximum Daily Receipt Quantity (MDRQ) stated for each such Receipt Point. The sum of the MDRQ's for the Receipt Points on Exhibit A shall equal the Transportation Demand.
1.2    Subject to the terms and provisions of this Agreement, Rate Schedule FT-NN, and the General Terms and Conditions thereto, Company shall deliver a thermally equivalent quantity of gas, less the applicable fuel charge as set forth in the applicable FT-NN Rate Schedule, to Shipper at the Delivery Point(s) described in Exhibit B and Exhibit B-1 hereto. Company's obligation to redeliver gas at any Delivery Point on a firm basis is limited to the Delivery Points specified on Exhibit B and to the Maximum Daily Delivery Quantity (MDDQ) stated for each such Delivery Point and in no event shall Shipper be entitled to deliveries in excess of the MDDQ such that if Shipper elects to take gas at an Exhibit B-1 Delivery Point then the MDDQ at its Exhibit B Delivery Points will be reduced proportionately. The sum of the MDDQ's for the Delivery Points on Exhibit B shall equal the Transportation Demand.
1.3    In the event Shipper is the successful bidder on released firm transportation capacity under Section 22 of Company's General Terms and Conditions, Company will promptly email and make available to Shipper the terms of the Capacity Release Transaction on its Interactive Website. Upon the issuance of the email, subject to the terms, conditions and limitations hereof and of Company's Rate Schedules FT-NN, Company agrees to provide the released firm transportation service to Shipper under Rate Schedule FT-NN, the General Terms and Conditions thereto, and this Agreement.
ARTICLE II
CONDITIONS OF SERVICE
2.1    It is recognized that the transportation service hereunder is provided on a firm basis pursuant to, in accordance with and subject to the provisions of Company's Rate Schedule FT-NN, and the General Terms and Conditions thereto, which are contained in Company's FERC Gas Tariff, as in effect from time to time, and which are hereby incorporated by reference. In the event of any conflict between this Agreement and the terms of the applicable Rate Schedule, the terms of the Rate Schedule shall govern as to the point of conflict. Any limitation of transportation service hereunder shall be in accordance with the priorities set out in such Rate Schedule and the General Terms and Conditions thereto.
2.2    This Agreement shall be subject to all provisions of the General Terms and Conditions applicable to Company's Rate Schedule FT-NN and such conditions may be revised from time to time. Unless Shipper requests otherwise, Company shall provide to Shipper the filings Company makes at the Federal Energy Regulatory Commission ("Commission") of such provisions of the General Terms and Conditions or other matters relating to Rate Schedule FT-NN.
2.3    Company shall have the right to discontinue service under this Agreement in accordance with Section 15.3 of the General Terms and Conditions hereto.
2.4    The parties hereto agree that neither party shall be liable to the other party for any special, indirect, or consequential damages (including, without limitation, loss of profits or business interruptions) arising out of or in any manner related to this Agreement.
2.5    This Agreement is subject to the provisions of Subpart G of Part 284 of the Commission's Regulations under the NGPA and the Natural Gas Act. Upon termination of this Agreement, Company and Shipper shall be relieved of further obligation to the other party except to complete the transportation of gas underway on the day of termination, to comply with the provisions of Section 14 of the General Terms and Conditions with respect to any imbalances accrued prior to termination of this Agreement, to render reports, and to make payment for all obligations accruing prior to the date of termination.
ARTICLE III
NOTICES
3.1    Except as provided in Section 8.6 herein, notices hereunder shall be given pursuant to the provisions of Section 18 of the General Terms and Conditions to the respective party at the applicable address, telephone number, or e-mail addresses provided by the parties from time to time.
ARTICLE IV
TERM
4.1    Subject to the provisions hereof, this Agreement shall be in full force and effect for the primary term(s) as set forth on Exhibit B hereto, as applicable, and shall continue and remain in force and effect for successive evergreen terms specified on Exhibit B hereto unless canceled by either party giving the required amount of written notice specified on Exhibit B to the other party prior to the end of the primary term(s) or any extension thereof. The primary term of the Agreement commence and end as provided on Exhibit B. (If Applicable) If construction of facilities is necessary, Exhibit B may indicate that the start date coincides with the in-service date of the applicable facilities.
4.2    In the event Shipper has not contracted for firm Transportation Demand under this Agreement directly with Company, as set forth on Exhibit B hereto, then the term of this Agreement shall be effective as of the date first hereinabove written and shall remain in full force and effect for a primary term through the end of the month and month to month thereafter unless canceled by either party giving at least five (5) days written notice to the other party prior to the end of the primary term or any extension thereof, provided however, this agreement may be terminated by Company if no activity occurs hereunder during a period of 12 consecutive months. It is provided, however that this Agreement shall not terminate prior to the expiration of any Capacity Release Transaction.
ARTICLE V
CONDITIONS PRECEDENT
5.1    Unless otherwise agreed to by the parties, the terms of Rate Schedule FT-NN, and the General Terms and Conditions thereto, shall apply to the acquisition or construction of any facilities necessary to effectuate this Agreement. Other provisions of this Agreement notwithstanding, Company shall be under no obligation to construct the facilities or commence service hereunder unless and until (1) Company has received and accepted the necessary regulatory approvals and permits to construct the facilities in a form and substance satisfactory to Company; (2) all facilities, of whatever nature, as are required by Company to permit the receipt, measurement, transportation, and delivery of natural gas hereunder have been authorized, installed, and are in operating condition; (3) (If Applicable) Company has obtained the approval of the appropriate management or management committee and/or board of directors of Company and/or its parent company to spend the capital necessary to construct the additional facilities; and (4) (If Applicable) Shipper completes the construction and places into operation, using diligent efforts, its upstream or downstream production or end use facilities required to receive or deliver gas hereunder,
ARTICLE VI
REMUNERATION
6.1    Shipper shall pay Company monthly for the transportation services rendered hereunder the charges specified in Rate Schedule FT-NN, and under each effective Capacity Release Transaction, as applicable, including any penalty and other authorized charges assessed under the FT-NN Rate Schedule and the General Terms and Conditions. For service requested from Company under Rate Schedule FT-NN, Company shall notify Shipper as soon as practicable of the date services will commence hereunder, and if said date is not the first day of the month, the Reservation Charge for the first month of service hereunder shall be adjusted to reflect only the actual number of days during said month that transportation service is available. Company may agree from time to time to discount the rates charged Shipper for services provided hereunder in accordance with the provisions of Rate Schedule FT-NN. Said discounted charges shall be set forth on Exhibit E hereto or the parties may agree to a Negotiated Rate for such services in accordance with the provisions of Rate Schedule FT-NN. Said discounted or Negotiated Rates shall be set forth on Exhibit E or Exhibit F, respectively, hereto and shall take precedence over the charges set forth in Rate Schedules FT-NN during the period in which they are in effect.
6.2    The rates and charges provided for under Rate Schedule FT-NN shall be subject to increase or decrease pursuant to any order issued by the Commission in any proceeding initiated by Company or applicable to the services performed hereunder. Shipper agrees that Company shall, without any further agreement by Shipper, have the right to change from time to time, all or any part of its Proforma Service Agreement, as well as all or any part of Rate Schedule FT-NN, or the General Terms and Conditions thereto, including without limitation the right to change the rates and charges in effect hereunder, pursuant to Section 4(d) of the Natural Gas Act as may be deemed necessary by Company, in its reasonable judgment, to assure just and reasonable service and rates under the Natural Gas Act. It is recognized, however, that once a Capacity Release Transaction has been awarded, Company cannot increase the Reservation Charge to be paid by Shipper under that Capacity Release Transaction, unless in its bid the Replacement Shipper has agreed to pay a percentage of the maximum tariff rate in effect and the maximum tariff rate increases during the term of the Capacity Release Transaction. Nothing contained herein shall prejudice the rights of Shipper to contest at any time the changes made pursuant to this Section 6.2, including the right to contest the transportation rates or charges for the services provided under this Agreement, from time to time, in any subsequent rate proceedings by Company under Section 4 of the Natural Gas Act or to file a complaint under Section 5 of the Natural Gas Act with respect to such transportation rates or charges, the Rate Schedules, or the General Terms and Conditions thereto.
ARTICLE VII
RESERVED
ARTICLE VIII
MISCELLANEOUS
8.1    This Agreement constitutes the entire Agreement between the parties and no waiver by Company or Shipper of any default of either party under this Agreement shall operate as a waiver of any subsequent default whether of a like or different character.

8.2    The laws of the State of Texas shall govern the validity, construction, interpretation, and effect of this Agreement, without giving effect to any conflict of laws doctrine that would apply the laws of another jurisdiction.
8.3    No modification of or supplement to the terms and provisions hereof shall be or become effective except by execution of a supplementary written agreement between the parties except that (i) a Capacity Release Transaction may be issued, and (ii) in accordance with the provisions of Rate Schedule FT-NN, and the General Terms and Conditions thereto, Receipt Points may be added to or deleted from Exhibit A and the Maximum Daily Receipt Quantity for any Receipt Point on Exhibit A may be changed upon execution by Company and Shipper of a Revised Exhibit A to reflect said change(s), and (iii) Delivery Points may be added to or deleted from Exhibit B and the Maximum Daily Delivery Quantity for any Delivery Point may be changed upon execution by Company and Shipper of a Revised Exhibit B to reflect said change(s). It is provided, however, that any such change to Exhibit A or Exhibit B must include corresponding changes to the existing Maximum Daily Receipt Quantities or Maximum Daily Delivery Quantities, respectively, such that the sum of the changed Maximum Daily Receipt Quantities equals the Transportation Demand and the sum of the Maximum Daily Delivery Quantities equals the Transportation Demand.
8.4    This Agreement shall bind and benefit the successors and assigns of the respective parties hereto, Subject to the provisions of Section 22 of the General Terms and Conditions applicable hereto, either party may assign this Agreement to an affiliated company without the prior written consent of the other party, provided that the affiliated company is creditworthy pursuant to Section 2.1(d) of the General Terms and Conditions, but neither party may assign this Agreement to a nonaffiliated company without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign or pledge this Agreement under the provisions of any mortgage, deed of trust, indenture or similar instrument.
8.5    Exhibits A, A-1, B, B-1, and any other Exhibits executed by the Parties from time to time attached to this Agreement constitute a part of this Agreement and are incorporated herein.
8.6    This Agreement is subject to all present and future valid laws and orders, rules, and regulations of any regulatory body of the federal or state government having or asserting jurisdiction herein. After the execution of this Agreement for firm transportation capacity from Company, each party shall make and diligently prosecute all necessary filings with federal or other governmental bodies, or both, as may be required for the initiation and continuation of the transportation service which is the subject of this Agreement and to construct and operate any facilities necessary therefore. Each party shall have the right to seek such governmental authorizations as it deems necessary, including the right to prosecute its requests or applications for such authorization in the manner it deems appropriate. Upon either party's request, the other party shall timely provide or cause to be provided to the requesting party such information and material not within the requesting party's control and/or possession that may be required for such filings. Each party shall promptly inform the other party of any changes in the representations made by such party herein and/or in the information provided pursuant to this paragraph. Each party shall promptly provide the party with a copy of all filings, notices, approvals, and authorizations in the course of the prosecution of its filings.
8.7    (If applicable to local distribution companies pursuant to Article XV, Paragraph 1(b) of the Stipulation and Agreement approved in the "Order Approving Settlement" in Docket Nos. RP89-224-012, et al., dated September 29, 1995, 75 FERC ¶61,322 (1995).).
If Shipper experiences the loss of any load, by direct connection of such load to the Company's system, Shipper may reduce its Transportation Demand under this Service Agreement or any other Service Agreement for firm transportation service between Shipper and Company by giving Company 30 days prior written notice of such reduction within six (6) months of the date Company initiates direct services to the industrial customer; provided, however, that any such reduction shall be applied first to the Transportation Demand under the Service Agreement with the shortest remaining contract term.
In order to qualify for a reduction in its Transportation Demand, Shipper must certify and provide supporting data that:

(i)	The load was actually being served by Shipper with gas transported by Company prior to November 1, 1993.

(ii)	If the load lost by Shipper was served under a firm contract, the daily contract quantity shall be provided.

(iii)	If the load lost by Shipper was served under an interruptible contract, the average daily quantities during the latest twelve months of service shall be provided.
Shipper may reduce its aggregate Transportation Demand under all its Service Agreements by an amount up to the daily contract quantity in the case of the loss of a firm customer and/or up to the average daily deliveries during the latest twelve month period in the case of the loss of an interruptible customer. Such reduction shall become effective thirty days after the date of Shipper's notice that it desires to reduce its Transportation Demand.
8.8    This Agreement supersedes and cancels the Service Agreement (#FSNG1 for service type FT-NN) dated November 1, 1993 between the parties hereto.
8.9    (If applicable) In the event Company subscribes for off-system firm transportation capacity, Shipper shall pay the additional charges set forth on Exhibit C attached hereto, except as otherwise provided on Exhibit E or F.
IN WITNESS WHEREOF, this Agreement has been executed by the parties by their respective duly authorized officers and shall be effective as of the date first written above.

SOUTHERN NATURAL GAS COMPANY, L.L.C.

By    /s/ Janice H. Parker
Its    Vice President, Commercial
8-31-18

SPIRE ALABAMA INC.

By    /s/ George E. Godat
Its    VP Gas Supply
8-31-18

Service Agreement No. 450291-MFNSNG
EXHIBIT A
RECEIPT POINTS
Receipt Points

Package No.	Point Code	Point Name	MDRQ (Dth) by Month
456007-FNSNG	677777	SNG STORAGE	154,595 SEP
			236,544 OCT - MAR
			154,595 APR - AUG

Total Transportation Demand: 1/	154,595 Dth	SEP
	236.544 Dth	OCT - MAR
	154,595 Dth	APR - AUG

/s/ George E. Godat	/s/ Janice H. Parker
SPIRE ALABAMA INC.	SOUTHERN NATURAL GAS COMPANY, L.L.C.
Effective Date: September 1, 2018
1/ (Specify monthly variations if applicable)

Service Agreement No. 450291-MFNSNG
EXHIBIT A-1
RECEIPT POINTS
All active Receipt Points on Company's contiguous pipeline system, a current list of which shall be maintained by Company on its Interactive Website.

Service Agreement No. 450291-MFNSNG
EXHIBIT B
DELIVERY POINTS

						Delivery Points
Package No.	Start Date	Primary Term	Primary Term Notice	Evergreen Term	Evergreen Term Notice	Point Code	Point Name	MDDQ (Dth) By Month	Contract Pressure	Hourly Flow Rate Entitlement
										%	Dth
456007-FNSNG	10/01/2015	08/31/2021	365	YEAR	365	600057	SPIREAL/SNG PLANT MILLER JEFFERSON	2	115	6	0
						600076	SPIREAL/SNG PHENIX CITY AREA RUSSEL	7,684
						654700	SPIREAL/SNG GADSDEN AREA ETOWAH	10,559 SEP 28,174 OCT - MAR 10,559 APR - AUG
						658500	SPIREAL/SNG BIRMINGHAM AREA JEFFERS	39,924 SEP 72,338 OCT - MAR 39,924 APR - AUG
						659700	SPIREAL/SNG ANNISTON AREA CALHOUN	16,867 SEP 30,864 OCT - MAR 16,867 APR - AUG
						659900	SPIREAL/SNG DEMOPOLIS AREA MARENGO	5,690
						805100	SPIREAL/SNG MONTGOMERY #2 ELMORE	2,838	600	6	170

						Delivery Points
Package No.	Start Date	Primary Term	Primary Term Notice	Evergreen Term	Evergreen Term Notice	Point Code	Point Name	MDDQ (Dth) By Month	Contract Pressure	Hourly Flow Rate Entitlement
										%	Dth
						806000	SPIREAL/SNG RUSSELL MILLS ELMORE	223	LINE	6	13
						817400	SPIREAL/SNG BRENT TUSCALOOSA	1,024	200	6	61
						940002	SPIREAL/SNG TUSCALOOSA AREA TUSCALO	0 SEP 17,923 OCT - MAR 0 APR - AUG
						940005	SPIREAL/SNG LINCOLN AREA ST. CLAIR	1,622
						940006	SPIREAL/SNGTALLADEGA AREA TALLADEG	4,355
						940011	SPIREAL/SNG OPELIKA AREA LEE	18,027
						940021	SPIREAL/SNG FAIRFAX- SHAWMUT AREA CH	4,851
						940022	SPIREAL/SNG MONTGOMERY AREA ELMORE	22,366
						940023	SPIREAL/SNG SELMA AREA DALLAS	8,881
						940024	SPIREAL/SNG TUSKEGEE AREA MACON	6,918
						940035	SPIREAL/SNG JASPER AREA WALKER	925
						940046	SPIREAL/SNG REFORM AREA PICKENS	513

						Delivery Points
Package No.	Start Date	Primary Term	Primary Term Notice	Evergreen Term	Evergreen Term Notice	Point Code	Point Name	MDDQ (Dth) By Month	Contract Pressure	Hourly Flow Rate Entitlement
										%	Dth
						940056	SPIREAL/SNG PELL CITY AREA ST. CLAI	1,326

Total Transportation Demand: 1/	154,595 Dth	SEP
	236.544 Dth	OCT - MAR
	154,595 Dth	APR - AUG

/s/ George E. Godat	/s/ Janice H. Parker
SPIRE ALABAMA INC.	SOUTHERN NATURAL GAS COMPANY, L.L.C.
Effective Date: September 1, 2018
1/ (Specify monthly variations if applicable)

SHIPPER: SPIRE ALABAMA INC. Page 2 of 2	EXHIBIT B	Service Agreement No. 450291-MFNSNG Effective Date: September 1, 2018
This supplement to Exhibit B details the meter station restrictions, hourly flow rate entitlements, and firm contract pressure underlying each Delivery Point MDDQ with multiple measurement stations to this Exhibit B.

					Hourly Flow Rate Entitlement
Point Name	Point Code	Meter Station Code	MDDQ (Dth)	Daily Delivery Capacity (Dth)	Contract Pressure	%	Dth
SPIREAL/SNG PHENIX CITY AREA RUSSEL	600076		7,684			6	462
SPIREAL/SNG PHENIX CITY #1 LEE		810600		3,898	LINE	6	234
SPIREAL/SNG PHENIX CITY #2 LEE		810700		2,327	200	6	140
SPIREAL/SNG PHENIX CITY #3 LEE		810800		1,459	LINE	6	88
SPIREAL/SNG GADSDEN AREA ETOWAH	654700		28,174			6	1,690
SPIREAL/SNG RAGLAND ST. CLAIR		841200		284	50	6	17
SPIREAL/SNG ASHVILLE ST. CLAIR		841400		610	100	6	37
SPIREAL/SNG GADSDEN #5 ETOWAH		841900		583	195	6	35
SPIREAL/SNG GADSDEN #1 ETOWAH		842200		16,747	145	6	1,005
SPIREAL/SNG GADSDEN #2 ETOWAH		842300		2,990	145	6	179
SPIREAL/SNG GADSDEN #3 ETOWAH		842400		2,700	150	6	162
SPIREAL/SNG GADSDEN #4 ETOWAH		843000		2,673	325	6	160
SPIREAL/SNG GADSDEN #6 ETOWAH		843600		1,587	150	6	95
SPIREAL/SNG BIRMINGHAM AREA JEFFERS	658500		72,338			6	4,341

					Hourly Flow Rate Entitlement
Point Name	Point Code	Meter Station Code	MDDQ (Dth)	Daily Delivery Capacity (Dth)	Contract Pressure	%	Dth
SPIREAL/SNG MONTEVALLO SHELBY		600055		1,174	150	6	70
SPIREAL/SNG TARRANT JEFFERSON		600162		1,744	150	6	105
SPIREAL/SNG HELENA #2 SHELBY		600163		0
SPIREAL/SNG ALABASTER #2 SHELBY		600164		689	340	6	41
SPIREAL/SNG ALABASTER #3 SHELBY		600165		437	330	6	26
SPIREAL/SNG OAK GROVE JEFFERSON		821200		203	100	6	12
SPIREAL/SNG FORESTDALE JEFFERSON		821800		1,041	150	6	62
SPIREAL/SNG BIRMINGHAM NORTH JEFFER		822600		9,806	LINE	6	588
SPIREAL/SNG ROEBUCK JEFFERSON		825700		13,778	425	6	827
SPIREAL/SNG LEEDS #1 ST. CLAIR		826400		1,575	75	6	95
SPIREAL/SNG LEEDS #2 ST. CLAIR		826500		2,102	300	6	126
SPIREAL/SNG LEHIGH PORTLAND CEMENT		826700		0
SPIREAL/SNG PLEASANT GROVE JEFFERSO		828600		4,529	515 1/	6	272
SPIREAL/SNG BESSEMER #1 JEFFERSON		829200		3,931	560 1/	6	236
SPIREAL/SNG BESSEMER #2 JEFFERSON		829300		2,442	485	6	147
SPIREAL/SNG GENERY GAP SHELBY		830400		11,078	370	6	665
SPIREAL/SNG HELENA SHELBY		830900		2,663	325	6	160

					Hourly Flow Rate Entitlement
Point Name	Point Code	Meter Station Code	MDDQ (Dth)	Daily Delivery Capacity (Dth)	Contract Pressure	%	Dth
SPIREAL/SNG ALABASTER #1 SHELBY		831400		621	335	6	37
SPIREAL/SNG COLUMBIANA SHELBY		832600		837	100	6	50
SPIREAL/SNG ENSLEY JEFFERSON		837400		4,881	150	6	293
SPIREAL/SNG HARBISON WALKER JEFFERS		838700		1,062	200	6	64
SPIREAL/SNG FAIRFIELD JEFFERSON		839200		7,745	175	6	465
SPIREAL/SNG ANNISTON AREA CALHOUN	659700		30,864			6	1,852
SPIREAL/SNG ANNISTON #1 CALHOUN		845600		10,314	110	6	619
SPIREAL/SNG ANNISTON #2 CALHOUN		845700		4,078	150	6	245
SPIREAL/SNG ANNISTON #3 CALHOUN		845800		15,087	250	6	905
SPIREAL/SNG HEFLIN CLEBURNE		847000		880	55	6	53
SPIREAL/SNG CHOCCOLOCCO CALHOUN		848100		505	LINE	6	30
SPIREAL/SNG DEMOPOLIS AREA MARENGO	659900		5,690			6	341
SPIREAL/SNG DEMOPOLIS #1 MARENGO		801400		621	60	6	37
SPIREAL/SNG DEMOPOLIS #2 SUMTER		801500		1,708	75	6	102
SPIREAL/SNG GREENSBORO HALE		802400		1,310	200	6	79
SPIREAL/SNG UNIONTOWN HALE		802600		598	125	6	36
SPIREAL/SNG MARION PERRY		803400		1,453	165	6	87

					Hourly Flow Rate Entitlement
Point Name	Point Code	Meter Station Code	MDDQ (Dth)	Daily Delivery Capacity (Dth)	Contract Pressure	%	Dth
SPIREAL/SNG TUSCALOOSA AREA TUSCALO	940002		17,923			6	1,075
SPIREAL/SNG TUSCALOOSA #1 TUSCALOOS		816400		7,063	LINE	6	424
SPIREAL/SNG TUSCALOOSA #2 TUSCALOOS		816500		7,720	300	6	463
SPIREAL/SNG TUSCALOOSA #3 TUSCALOOS		816600		3,140	125	6	188
SPIREAL/SNG LINCOLN AREA ST. CLAIR	940005		1,622			6	97
SPIREAL/SNG VINCENT ST. CLAIR		827800		773	200	6	46
SPIREAL/SNG LINCOLN #2 ST. CLAIR		828200		525	250	6	32
SPIREAL/SNG RIVERSIDE TALLADEGA		844800		85	100	6	5
SPIREAL/SNG LINCOLN #1 ST. CLAIR		845000		239	48	6	14
SPIREAL/SNG TALLADEGA AREA TALLADEG	940006		4,355			6	261
SPIREAL/SNG TALLADEGA RACEWAY TALLA		845400		223	200	6	13
SPIREAL/SNG TALLADEGA #1 TALLADEGA		847600		2,472	50	6	148
SPIREAL/SNG TALLADEGA #2 TALLADEGA		847700		1,660	148	6	100
SPIREAL/SNG OPELIKA AREA LEE	940011		18,027			6	1,082
SPIREAL/SNG LOCHAPOKA LEE		809500		1,022	LINE	6	61

					Hourly Flow Rate Entitlement
Point Name	Point Code	Meter Station Code	MDDQ (Dth)	Daily Delivery Capacity (Dth)	Contract Pressure	%	Dth
SPIREAL/SNG AUBURN LEE		812600		7,432	125	6	446
SPIREAL/SNG OPELIKA #1 LEE		813400		4,381	LINE	6	263
SPIREAL/SNG OPELIKA #2 LEE		813500		330	LINE	6	20
SPIREAL/SNG OPELIKA #3 LEE		813600		4,862	LINE	6	292
SPIREAL/SNG FAIRFAX-SHAWMUT AREA CH	940021		4,851			6	291
SPIREAL/SNG LAFAYETTE CHAMBERS		814200		602	150	6	36
SPIREAL/SNG FAIRFAX LEE		814500		1,292	100	6	78
SPIREAL/SNG SHAWMUT-LANGDALE CHAMBE		815200		2,957	LINE	6	177
SPIREAL/SNG MONTGOMERY AREA ELMORE	940022		22,366			6	1,341
SPIREAL/SNG MONTGOMERY #3- PRATTVILL		805200		404	175	6	24
SPIREAL/SNG MONTGOMERY #4 MONTGOMER		805300		3,320	LINE	6	199
SPIREAL/SNG MONT #5 (NORTH) ELMORE		805400		5,970	700 TO 720	6	358
SPIREAL/SNG MONT #6 (SOUTH) ELMORE		805500		12,574	700 TO 720	6	754
SPIREAL/SNG ECLECTIC ELMORE		806800		98	100	6	6
SPIREAL/SNG SELMA AREA DALLAS	940023		8,881			6	532
SPIREAL/SNG SELMA #1 DALLAS		803700		491	275	6	29

					Hourly Flow Rate Entitlement
Point Name	Point Code	Meter Station Code	MDDQ (Dth)	Daily Delivery Capacity (Dth)	Contract Pressure	%	Dth
SPIREAL/SNG SELMA #2 DALLAS		803800		8,390	600	6	503
SPIREAL/SNG TUSKEGEE AREA MACON	940024		6,918			6	415
SPIREAL/SNG TUSKEGEE #1 MACON		808800		5,520	100	6	331
SPIREAL/SNG TUSKEGEE #2 MACON		808900		1,122	LINE	6	67
SPIREAL/SNG NOTASULGA MACON		809400		276	175	6	17
SPIREAL/SNG JASPER AREA WALKER	940035		925			6	55
SPIREAL/SNG JASPER #1 WALKER		835600		808	150	6	48
SPIREAL/SNG PARRISH-OAKMAN WALKER		836201		117	144	6	7
SPIREAL/SNG REFORM AREA PICKENS	940046		513			6	31
SPIREAL/SNG REFORM #1 PICKENS		818800		513	48	6	31
SPIREAL/SNG REFORM #2 PICKENS		819400		0
SPIREAL/SNG PELL CITY AREA ST. CLAI	940056		1,326			6	80
SPIREAL/SNG EDEN ST. CLAIR		827200		214	75	6	13
SPIREAL/SNG PELL CITY ST. CLAIR		827400		633	70	6	38
SPIREAL/SNG OAK RIDGE ST. CLAIR		827600		479	70	6	29

1/ Only when Birmingham temperature is 300 or below.

Service Agreement No, 450291-MFNSNG
EXHIBIT B-1
DELIVERY POINTS
All active Delivery Points on Company's contiguous pipeline system, a current list of which shall be maintained by Company on its Interactive Website,